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                                                                   EXHIBIT 10.38


                                CELEBRITY, INC.
                            1998 EMPLOYEE BONUS PLAN


1.       This bonus plan will be effective only for fiscal 1998.

2. Bonuses will be based on the consolidated per share earnings of Celebrity, Inc. (the "Company") for fiscal 1998 after accruals for income taxes, bonus plans and Company contributions to the 401(k) Plan, excluding extraordinary items (the "Earnings Per Share").

3. If the Company attains Earnings Per Share in any of the ranges set forth in the table below, the employees listed below shall receive the corresponding bonus set forth in the table.

                               Earnings Per Share

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
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         Employee Name           $.55 - .60      $.61 - .65       $.66 - 70       $.71 - .75      over $.75
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
       Robert Patterson            $35,000         $60,000         $95,000         $125,000       $165,000
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         David Huffman             20,000          35,000          55,000           75,000         95,000
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        David Gingrich             20,000          35,000          55,000           75,000         95,000
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        James Thompson             15,000          25,000          35,000           50,000         60,000
----------------------------------------------------------------------------------------------------------------
          Roger Craft              10,000          17,500          27,500           35,000         45,000
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         Pete Condict              10,000          17,500          27,500           35,000         45,000
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

4.       Each participant will be given a copy of this bonus plan.

5. In the event a participant's employment with the Company is terminated for any reason other than death, disability or retirement prior to the end of fiscal 1998, all rights to any bonus under this plan will be forfeited. In case of death, disability or retirement, the bonus under this plan will be calculated on a pro rata share basis in accordance with the time spent in service to the Company.

6. Bonuses will be payable in one payment within 75 days after the end of fiscal 1998.